SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): January 21, 2008

Voiceserve, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

      Delaware
(State or Other Jurisdiction of Incorporation)

000-51877
(Commission File Number)	(IRS Employer Identification No.)

Cavendish House
 369 Burnt Oak Broadway
Edgware, Middlesex HA8 5AW
 (Address of Principal Executive Offices)(Zip Code)

44 208 136 6000
(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

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FORWARD LOOKING STATEMENTS
This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2008, Voiceserve, Inc. (“Voiceserve” or the “Company”) announced that on January 15, 2008, the Company entered and closed an Acquisition Agreement (the “Agreement”) with VoipSwitch, Inc. (“VoipSwitch”) whereby Voiceserve acquired all ordinary shares issued by VoipSwitch as well as all of VoipSwitch’s assets, which include all customer orders, all inventories, all intangible assets of Voipswitch, including without limitation the right to VoipSwitch’s bank accounts (collectively, the “Assets”).

In conjunction with the Agreement, on January 21, 2008 the Company appointed Krzysztof Oglaza as Chief Development Officer of the Company and Director on the Company’s Board of Directors.  Mr. Oglaza completed his Engineering degree in Information Technology at the Politeck School of Opole in Poland and secured a Masters in Technology degree at the college of Wroclaw Poland in 2000.  During his graduate studies he became a partner in Intermic S.C. a local internet provider.   In 2002 Intermik was incorporated by Netia Holding the largest Polish Private Telecom company.  Shortly thereafter, Mr. Oglaza co-founded VoipSwitch and served as a principal officer and director until Voiceserve acquired VoipSwitch on January 15, 2008.

As Chief Development Officer, Mr. Oglaza will serve a three-year term and will assist the Company with business development.  As Director, Mr. Oglaza will also serve a three-year term.  The Company’s Board of Directors does not have any committees at this time.

Exhibit No.	Exhibits

10.1	Acquisition Agreement by and among Voiceserve, Inc. and Voipswitch, Inc. whereby Voiceserve, Inc. acquires All Ordinary Shares Issued by Voipswitch, Inc. (1)

99.1	Press Release issued by Voiceserve, Inc. (2)

(1) Incorporated by reference to Form 8-K filed on January 17, 2008 (File No. 000-51882)
(2) Incorporated by reference to Form 8-K filed on January 17, 2008 (File No. 000-51882)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Voiceserve, Inc.

                                    By:/s/ Alexander Ellinson
                                      Alexander Ellinson
                                      President

                                    Dated: January 22, 2008